Van Kampen Bond Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Chesap  8/11/          $98.98 $600,00  410,00    0.07%  0.18%    Banc    Bank
 eake     05                   0,000      0                       of      of
Energy                                                          Americ  Americ
Corpor                                                            a        a
 ation                                                          Securi
 6.50%                                                           ties
8/15/2                                                           LLC,
  017                                                            Bear
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS,
                                                                Citiba
                                                                 nk,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 ABN
                                                                Amro,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Inc.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                 Bosc
                                                                Inc.,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                 USA
                                                                Inc.,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.

                                                                 Banc
                                                                  of
Knight  8/16/    -     $99.50 $400,00  1,175,    0.00%  0.53%   Americ   Bank
Ridder    05                   0,000     000                      a       of
 Inc.                                                           Securi  Americ
 5.75%                                                           ties      a
9/1/20                                                           LLC,
  17                                                            Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.

                                                                 Banc
                                                                  of
  SBC   11/8/    -     $96.83 $2,000,  785,00    0.04%   0.35   Americ  Barcla
 Comm     05                  000,000     0                       a       ys
 Inc.                                                           Securi  Capita
 6.15%                                                           ties      l
 Notes                                                           LLC,
  due                                                           Barcla
 2034                                                             ys
                                                                Capita
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties